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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT*


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 13, 1998
                                                           -------------

                        SYBRON INTERNATIONAL CORPORATION
                        --------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        WISCONSIN                        1-11091           22-2849508
        ---------                        -------           ----------
(STATE OR OTHER JURISDICTION      (COMMISSION FILE         (I.R.S. EMPLOYER
  OF INCORPORATION)                   NUMBER)              IDENTIFICATION NO.)



                            411 EAST WISCONSIN AVENUE
                           MILWAUKEE, WISCONSIN 53202
                           --------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (414) 274-6600
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                       ----------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


------------------------
 *This report updates and supersedes the description of the Registrant's Common Stock, par value $0.01 per share, contained in the Registrant's Registration Statement on Form 8-B dated January 13, 1994.




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ITEM 5.  OTHER EVENTS.

Updated Description of Capital Stock:

         The following "Description of Capital Stock" is filed for the purpose of updating and superseding the description of the Common Stock of Sybron International Corporation ("Sybron" or the "Company") contained in the Company's Registration Statement on Form 8-B dated January 13, 1994, filed to register the Common Stock under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"):




                          DESCRIPTION OF CAPITAL STOCK

         At July 8, 1998 , the authorized capital stock of Sybron consisted of 250,000,000 shares of Common Stock, $0.01 par value per share ("Sybron Common Stock"), of which 100,829,368 shares were outstanding, and 20,000,000 shares of Preferred Stock, $0.01 par value per share ("Sybron Preferred Stock"), of which none were outstanding. The following summary does not purport to be a complete description of the applicable provisions of Sybron's Restated Articles of Incorporation (the "Sybron Articles") and Bylaws (the "Sybron Bylaws") or of applicable statutory or other law, and is qualified in its entirety by reference thereto.

PREFERRED STOCK

         Under the Sybron Articles, the Sybron Preferred Stock may be issued from time to time in one or more series with distinctive serial designations and may have such voting powers, redemption rights, dividend rights, rights upon dissolution or distribution of assets, conversion or exchange rights, designations, preferences and relative participating, optional or other special rights, if any, and such qualifications, limitations and restrictions thereof as shall be provided by resolution of the Board of Directors.

COMMON STOCK

         Subject to the prior rights and preferences of any issued and outstanding shares of Sybron Preferred Stock, holders of Sybron Common Stock (i) have equal and ratable rights to dividends from funds legally available therefor when, as and if declared by the Board of Directors and (ii) are entitled to share ratably in any distributions to holders of Common Stock upon liquidation of the Company. When the Company has received the consideration for which the Board of Directors authorized the issuance of shares, the shares issued for that consideration are fully paid and nonassessable. Shareholders are subject to personal liability under Section 180.0622(2)(b) of the Wisconsin Business Corporation Law ("WBCL"), as judicially interpreted, for debts owing to employees of the Company for services performed, but not exceeding six months' service in any one case. Shareholders of the Company do not have preemptive rights. The Common Stock is not redeemable or convertible, there is no provision for a sinking fund with respect to the Common Stock, and each holder is entitled to one vote per share on all matters presented to shareholders, except to the extent that the voting power of shares held by any person in excess of 20% of the voting power in the election of directors may be limited under Section
180.1150 of the WBCL as described below. The affirmative vote of the holders of at least two-thirds (2/3) of the votes entitled to be cast thereon is required to amend, alter or repeal certain provisions of Sybron's Articles and to adopt, alter, amend or repeal Sybron's Bylaws. Except as may otherwise be provided by law, the required vote for shareholder approval of other actions is a majority of the votes cast on the matter.

         Sybron's Articles and Bylaws provide that the directors of the Company shall be divided into three classes. Each class is elected for a three-year term, with the term of one class expiring each year. Pursuant to Section
180.0728 of the WBCL, directors are elected by a plurality of the votes cast by the holders of shares entitled to vote in the election at a meeting at which a quorum is present. The Sybron Articles do not provide for cumulative voting. Sybron's Articles and Bylaws provide that directors may be removed by the shareholders only for cause and that any vacancy on the Board shall be filled only by the directors then in office (unless no director remains in office).


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         Covenants contained in the Company's debt agreements from time to time may restrict the Company's ability to pay dividends.

         The Sybron Common Stock is listed on the New York Stock Exchange (the "NYSE"). The transfer agent and registrar for the Sybron Common Stock is BankBoston, N.A.

CERTAIN STATUTORY PROVISIONS

         Under Section 180.1150 of the WBCL, unless otherwise provided in the articles of incorporation, the voting power of shares of a "resident domestic corporation" which are held by any person in excess of 20% of the voting power in the election of directors shall be limited (in voting on any matter) to 10% of the full voting power of such excess shares, unless full voting rights have been restored at a special meeting of the shareholders called for that purpose. Shares held or acquired under certain circumstances are excluded from the application of Section 180.1150, including (among others) shares acquired directly from the resident domestic corporation and shares acquired in a merger or share exchange to which the resident domestic corporation is a party.

         Sections 180.1130 to 180.1133 of the WBCL provide generally that, in addition to the vote otherwise required by law or the articles of incorporation of a resident domestic corporation, certain business combinations not meeting certain fair price standards specified in the statute must be approved by the affirmative vote of at least (a) 80% of the votes entitled to be cast by the outstanding voting shares of the corporation and (b) two-thirds (2/3) of the votes entitled to be cast by the holders of voting shares other than voting shares beneficially owned by a "significant shareholder" or an affiliate or associate thereof who is a party to the transaction. The term "business combination" is defined to include, subject to certain exceptions, a merger or share exchange of the resident domestic corporation (or any subsidiary thereof) with, or the sale or other disposition of substantially all of the property and assets of the resident domestic corporation to, any significant shareholder or affiliate thereof. "Significant shareholder" is defined generally to mean a person that is the beneficial owner of 10% or more of the voting power of the outstanding voting shares of the resident domestic corporation.

         Sections 180.1140 to 180.1144 of the WBCL prohibit certain "business combinations" between a "resident domestic corporation" and a person beneficially owning 10% or more of the voting power of the outstanding voting stock of such corporation (an "interested stockholder") within three years after the date such person became a 10% beneficial owner, unless the business combination or the acquisition of such stock was approved before the stock acquisition date by the corporation's board of directors. After such three-year period, a business combination with the interested stockholder may be consummated only with the approval of the holders of a majority of the voting stock not beneficially owned by the interested stockholder at a meeting called for that purpose, unless the business combination satisfies certain adequacy-of-price standards intended to provide a fair price for shares held by disinterested shareholders.

         Section 180.1134 of the WBCL provides that, in addition to the vote otherwise required by law or the articles of incorporation of a resident domestic corporation, the approval of the holders of a majority of the shares entitled to vote is required before such corporation can take certain action while a takeover offer is being made or after a takeover offer has been publicly announced and before it is concluded. Under this statute, shareholder approval is required for the corporation to (i) acquire more than 5% of the outstanding voting shares at a price above the market price from any individual or organization that owns more than 3% of the outstanding voting shares and has held such shares for less than two years, unless a similar offer is made to acquire all voting shares, or (ii) sell or option assets of the corporation which amount to at least 10% of the market value of the corporation, unless the corporation has at least three independent directors (directors who are not officers or employees) and a majority of the independent directors vote not to have this provision apply to the corporation.

         Under the WBCL, as amended in 1997, a "resident domestic corporation" is defined to mean a Wisconsin corporation that has a class of voting stock that is registered or traded on a national securities exchange or that is registered under Section 12(g) of the Exchange Act and that, as of the relevant date, satisfies any of the following: (i) its principal offices are located in Wisconsin; (ii) it has significant business operations located in Wisconsin;
(iii) more than 10% of the holders of record of its shares are residents of Wisconsin; or (iv) more than 10% of its shares are held of record by residents of Wisconsin. The Company is a "resident domestic corporation" for purposes of the above


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described provisions. A Wisconsin corporation that is otherwise subject to certain of such statutes may preclude their applicability by an election to that effect in its articles of incorporation. The Sybron Articles do not contain any such election.

         These provisions of the WBCL, along with the ability to issue Preferred Stock in series with such preferences, limitations and relative rights as are determined by the Board of Directors and the ability to issue additional shares of Common Stock without further shareholder approval (except as required under NYSE corporate responsibility standards), and certain provisions of the Sybron Articles and Bylaws could have the effect, among others, of discouraging take-over proposals for the Company, delaying or preventing a change in control of the Company, impeding a business combination between the Company and a major shareholder of the Company, or entrenching current management.

         The foregoing summary does not purport to be a complete description of the applicable provisions of the Articles or Bylaws, or of applicable statutory or other law, and is qualified in its entirety by reference thereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

                  See Exhibit Index following the Signature page of this report, which is incorporated herein by reference.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SYBRON INTERNATIONAL CORPORATION


Date:  July 13, 1998           By:      /s/Dennis Brown
                                        -------------------------------
                                        Dennis Brown
                                        Vice President - Finance, Chief
                                        Financial Officer & Treasurer



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                        SYBRON INTERNATIONAL CORPORATION
                               (THE "REGISTRANT")
                          (COMMISSION FILE NO. 1-11091)

                                  EXHIBIT INDEX
                                       TO
                             FORM 8-K CURRENT REPORT
                               DATED JULY 13, 1998




                                                                     INCORPORATED
    EXHIBIT                                                           HEREIN BY                         FILED
    NUMBER                    DESCRIPTION                            REFERENCE TO                      HEREWITH
      3.1       Restated Articles of Incorporation of    Exhibit 4.1 to the Registrant's
                the Registrant                           Registration Statement on Form
                                                         S-8 (File No. 333-47015)

      3.2       Bylaws of the Registrant                 Exhibit C to the 1994 Annual
                                                         Meeting Proxy Statement of
                                                         Sybron Corporation dated
                                                         December 17, 1993









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